Exhibit 10.1
                                                                  EXECUTION COPY
                            SPECIALTY RETAILERS, INC.

           $18,353,000 11% Series C Senior Subordinated Notes due 2003

                               PURCHASE AGREEMENT
                                                                   July 20, 1995
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
140 Broadway
New York, New York  10005

Ladies & Gentlemen:

        Specialty Retailers, Inc., a Delaware corporation (the "COMPANY"), and its subsidiary, Palais Royal, Inc., a Texas corporation (the "GUARANTOR"), agree with you as follows:

        1. ISSUANCE OF SERIES C SENIOR SUBORDINATED NOTES. The Company proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") an aggregate of $18,353,000 principal amount of the Company's 11% Series C Senior Subordinated Notes due 2003 (the "SERIES C SENIOR SUBORDINATED NOTES"). The Series C Senior Subordinated Notes and the 11% Series D Senior Subordinated Notes due 2003 (the "SERIES D SENIOR SUBORDINATED NOTES" and, together with the Series C Senior Subordinated Notes, the "SECURITIES") are to be issued pursuant to an indenture (the "INDENTURE") by the Company and The First National Bank of Boston, a national banking association, as trustee. On the Closing Date (as defined below), the Company shall issue the Master Senior Subordinated Note (as defined below) and the Individual Senior Subordinated Notes (as defined below) representing the Series C Senior Subordinated Notes to be purchased hereunder, which will be dated as of the Closing Date, will bear interest from the Closing Date and will otherwise be in the form of Exhibit A to the Indenture.

        The Series C Senior Subordinated Notes will be offered and sold to you pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "ACT"). The Company has prepared an offering circular, dated July 19, 1995 and a final offering circular dated July 20, 1995 (collectively, the "OFFERING CIRCULAR"), relating to the Company and the Series C Senior Subordinated Notes.

        Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Series C Senior Subordinated Notes shall bear the following legend:

        "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY

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        AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE
        RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144, OR IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (b) TO THE COMPANY, (c) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR (d) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, AND (2) IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

        You have advised the Company that you will make offers (the "EXEMPT RESALES") of the Series C Senior Subordinated Notes purchased by you hereunder on the terms set forth in the Offering Circular, as amended or supplemented, solely to (i) persons whom you reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBS") and (ii) a limited number of other institutional "accredited investors," as defined in Rule 501(a) (1),
(2), (3) and (7) under the Act, that make certain representations to and agreements with the Company (each, an "ACCREDITED INSTITUTION") (such persons specified in clauses (i) and (ii) being referred to herein as the "ELIGIBLE PURCHASERS"). You will offer the Series C Senior Subordinated Notes to Eligible Purchasers initially at a price equal to 90.180% of the principal amount thereof. Such price may be changed at any time without notice.

        Holders (including subsequent transferees) of the Series C Senior Subordinated Notes will have the registration rights set forth in the registration rights agreement relating thereto (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date, in substantially the form of Exhibit B hereto, for so long as such Series C Senior Subordinated Notes constitute "Transfer Restricted Securities" (as defined in the Senior Subordinated Note Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "COMMISSION"), under the circumstances set forth therein, (i) a registration statement under the Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to the Company's 11% Series D Senior Subordinated Notes due 2003 (the "SERIES D SECURITIES") to be offered in exchange for the Series C Senior Subordinated Notes (the "EXCHANGE OFFER"), and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Act (the "SHELF REGISTRATION STATEMENT") relating to the resale by certain holders of the Series C Senior Subordinated Notes, and to use its best efforts to cause such Registration Statement to be declared effective. This Agreement, the Securities, the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the "OPERATIVE DOCUMENTS."

        2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to you, and you agree to purchase from the Company, all of Series C Senior Subordinated Notes. The purchase price for the Series C Senior Subordinated Notes shall be equal to 87.475% of their principal amount.
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        3. DELIVERY AND PAYMENT. Delivery to you of and payment for the Series C
Senior Subordinated Notes shall be made at 9:00 a.m., New York City time, on July 27, 1995 (the "CLOSING DATE") at the offices of Latham & Watkins, 885 Third Avenue, New York, New York 10022, or such other time or place as you and the Company shall designate.

        One or more of the Series C Senior Subordinated Notes each in definitive form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), or such other names as you may request upon at least two business day's notice to the Company, having an aggregate principal amount corresponding to the aggregate principal amount of the Series C Senior Subordinated Notes sold pursuant to Exempt Resales to QIBs (the "MASTER NOTES"), and one or more of the Series C Senior Subordinated Notes in definitive form, registered in such names and denominations as you may so request, having an aggregate principal amount corresponding to the aggregate principal amount of the Series C Senior Subordinated Notes sold pursuant to Exempt Resales to Accredited Institutions (the "INDIVIDUAL NOTES") shall be delivered by the Company to you, against payment by you of the purchase price thereof by certified or official bank check or checks payable in next day funds (prior payment or deposit of which you shall bear no responsibility for) to the order of the Company or as the Company may direct. The Master Notes and the Individual Notes in definitive form shall be made available to you for inspection not later than 9:30 a.m. on the business day immediately preceding the Closing Date.

        4. AGREEMENTS OF THE COMPANY AND THE GUARANTOR. The Company and the Guarantor, jointly and severally, agree with you as follows:

               (a) To advise you promptly and, if requested by any of you, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Series C Senior Subordinated Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, and (ii) of the happening of any event that makes any statement of a material fact made in the Offering Circular untrue or that requires the making of any additions to or changes in the Offering Circular in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Series C Senior Subordinated Notes under any state securities or Blue Sky laws, and if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any of the Series C Senior Subordinated Notes under any state securities or Blue Sky laws, the Company shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

               (b) To furnish you, without charge, as many copies of the Offering Circular, and any amendments or supplements thereto, as you may reasonably request. The Company and the Guarantor consent to the use of the Offering Circular, and any amendments and supplements thereto, by you in connection with Exempt Resales until the earlier of (i) the time at which the Exchange Offer Registration Statement is declared effective and (ii) the time at which the Shelf Registration Statement is declared effective.

               (c) Not to amend or supplement the Offering Circular prior to the Closing Date unless you shall previously have been advised thereof and shall not have reasonably objected thereto after being furnished a copy thereof. The Company and the Guarantor shall promptly

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        prepare, upon your request, any amendment or supplement to the Offering
        Circular that may be reasonably necessary or advisable in connection with Exempt Resales.

               (d) If, after the date hereof and prior to consummation of any Exempt Resales, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of your counsel, it becomes necessary to amend or supplement the Offering Circular in order to make the statements therein, in the light of the circumstances when the Offering Circular is delivered to a prospective Eligible Purchaser, not misleading, or if it is necessary to amend or supplement the Offering Circular to comply with applicable law, forthwith to prepare an appropriate amendment or supplement to the Offering Circular so that the statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Offering Circular will comply with applicable law.

               (e) To cooperate with you and your counsel in connection with the qualification of the Series C Senior Subordinated Notes under the securities or Blue Sky laws of such jurisdictions as you may reasonably request and to continue such qualification in effect so long as reasonably required for the Exempt Resales; PROVIDED, HOWEVER that the Company shall not be required in connection therewith to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

               (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, filing and distribution of the Offering Circular (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto, (ii) the preparation (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Indenture, the Registration Rights Agreement, all preliminary and final Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith and with the Exempt Resales, (iii) the issuance and delivery by the Company of the Securities, (iv) the qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of your counsel relating to such registration or qualification), (v) furnishing such copies of the Offering Circular, and all amendments and supplements thereto, as may be reasonably requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Securities (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Company's counsel and accountants, (viii) all expenses and listing fees in connection with the application for quotation of the Series C Senior Subordinated Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System PORTAL ("PORTAL"), (ix) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the Securities by DTC for "book-entry" transfer and (x) the performance by the Company and the Guarantor of their other obligations under this Agreement.

               (g) To use the proceeds from the sale of the Series C Senior Subordinated Notes in the manner described in the Offering Circular under the caption "Use of Proceeds."

               (h) Not to voluntarily claim, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Series C Senior Subordinated Notes.

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               (i) To use their best efforts to do and perform all things required to be done and performed under this Agreement by them prior to or after the Closing Date and to satisfy all conditions precedent on their part to the delivery of the Series C Senior Subordinated Notes.

               (j) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series C Senior Subordinated Notes in a manner that would require the registration under the Act of the sale to you or Eligible Purchasers of the Series C Senior Subordinated Notes.

               (k) For so long as any Series C Senior Subordinated Notes remain outstanding and during any period in which the Company is not subject to
        Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), to make available to any Eligible Purchaser or beneficial owner of Series C Senior Subordinated Notes in connection with any sale thereof and any prospective purchaser of such Series C Senior Subordinated Notes from such Eligible Purchaser or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

               (l) To comply with all of its agreements set forth in the representation letters of the Company to DTC relating to the approval of the Securities by DTC for "book-entry" transfer.

               (m) To use their best efforts to effect the inclusion of the Series C Senior Subordinated Notes in PORTAL.

               (n) During a period of five years following the date of this Agreement, to deliver to you promptly upon their becoming available, copies of all current, regular and periodic reports filed by the Company with the Commission or any securities exchange.

        5. REPRESENTATIONS AND WARRANTIES. (a) The Company and the Guarantor, jointly and severally, represent and warrant to you that:

               (i) The Offering Circular as of its date does not and as of the Closing Date will not, and any supplement or amendment thereto will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (i) shall not apply to statements in or omissions from the Offering Circular (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to you (as set forth in Section 11 hereof) furnished to the Company in writing by you expressly for use therein.

               (ii) When the Series C Senior Subordinated Notes are issued and delivered pursuant to this Agreement, none of the Series C Senior Subordinated Notes will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company or the Guarantor that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

               (iii) The Company and each of its subsidiaries (each, a "SUBSIDIARY" and, collectively, the "SUBSIDIARIES") has been duly organized, is validly existing as a corporation in good standing under the laws of its jurisdiction of organization and has the requisite corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate

                                        5

        its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction where the operation, ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the properties, business, results of operations, condition (financial or other), affairs or prospects of the Company and the Subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

               (iv) All of the issued and outstanding shares of capital stock of, or other ownership interests in, each Subsidiary have been duly and validly authorized and issued and are owned, directly or through other Subsidiaries, by the Company. All such shares of capital stock are fully paid and nonassessable, and are owned free and clear of any security interest, mortgage, pledge, claim, lien or encumbrance (each, a "LIEN"), except for Permitted Liens (as defined in the Indenture). There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities or commitments of sale related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any Subsidiary.

               (v) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Indenture and the Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby, including, without limitation, the authorization, issuance and sale of the Securities as provided herein and therein. The Guarantor has all requisite corporate power and authority to execute, deliver and perform its obligation under this Agreement.

               (vi) This Agreement has been duly authorized, executed and delivered by each of the Company and the Guarantor and constitutes a valid and legally binding agreement of each of the Company and the Guarantor, enforceable against each of them in accordance with its terms.

               (vii) The Indenture has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms, will be a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

               (viii) The Registration Rights Agreement has been duly authorized by the Company, and when duly executed and delivered in accordance with its terms, will be a legally valid and binding obligation of the Company, enforceable against it in accordance with its terms.

               (ix) The Series C Senior Subordinated Notes have been duly authorized by the Company and, when issued, authenticated and delivered in accordance with the Indenture and paid for in accordance with the terms of this Agreement, will constitute legally valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture.

               (x) The Series D Senior Subordinated Notes have been duly authorized by the Company and, when issued, authenticated and delivered in accordance with the Indenture and the Registration Rights Agreement, will constitute legally valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture.

               (xi) Neither the Company nor any of the Subsidiaries is (A) in violation of its respective charter or bylaws or (B) in default in the performance of any bond, debenture, note

                                        6

        or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them is bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject, in each case set forth in this clause
        (B), which would, singly or in the aggregate, have a Material Adverse Effect.

               (xii) The execution, delivery and performance of this Agreement and the other Operative Documents, compliance by the Company and the Guarantor, as applicable, with all of the provisions hereof and thereof, and the consummation of the transactions contemplated hereby and thereby will not (A) conflict with or result in a breach or violation of the charter or bylaws of the Company or any of the Subsidiaries, (B) conflict with or result in a breach or violation of the terms or provisions of, or constitute a default or cause an acceleration of any obligation under or result in the imposition or creation of (or the obligation to create or impose) a Lien with respect to, any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them is bound, or to which any properties of the Company or any of the Subsidiaries is or may be subject, (C) contravene any order of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties, or (D) violate or conflict with any statute, rule or regulation or administrative or court decree applicable to the Company or any of the Subsidiaries, or any of their respective properties, in the case of clauses (B), (C) and (D), which conflict, breach, violation, default or contravention, singly or in the aggregate with each other such conflict, breach, violation, default or contravention, would have a Material Adverse Effect or would materially and adversely affect the consummation of this Agreement, the Indenture or the Registration Rights Agreement or the transactions contemplated hereby or thereby; except that the Company and Guarantor are required to obtain an amendment and waiver under their $25 million working capital facility and related $10 million loan with The First National Bank of Boston (the "BANK WAIVER"), which amendment and waiver the Company expects to receive prior to the Closing Date. The execution, delivery and performance of this Agreement and the other Operative Documents by the Company and the Guarantor, as applicable, and consummation of the transactions contemplated thereby will not violate the Indenture of Apparel Retailers, Inc. relating to its 12 3/4% Series A and Series B Senior Discount Debentures (the "Apparel Retailers Indenture").

               (xiii) There is no action, suit, proceeding or investigation before or by any court or governmental agency or body, domestic or foreign, pending against or affecting the Company or any of the Subsidiaries, or any of their respective properties, which would, singly or in the aggregate, have a Material Adverse Effect or materially and adversely affect the consummation of this Agreement, the Indenture or the Registration Rights Agreement or the transactions contemplated hereby or thereby, and to the best of the Company's knowledge, no such proceedings are contemplated or threatened.

               (xiv) No action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of any of the Securities, or suspends the sale of any of the Securities in any jurisdiction referred to in Section 4(e) hereof; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to the Company or any of the Subsidiaries which would prevent or suspend the issuance or sale of any of the Securities in any jurisdiction referred to in Section 4(e) hereof; no action, suit or proceeding is pending against or,

                                        7

        to the best of the Company's knowledge, threatened against or affecting the Company or any of the Subsidiaries before any court or arbitrator or any governmental body, agency or official, domestic or foreign, which, if adversely determined, would materially interfere with or adversely affect the issuance of any of the Securities or in any manner draw into question the validity of any of the Operative Documents; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

               (xv) Neither the Company nor any of the Subsidiaries has violated any environmental, safety or similar law or regulation applicable to its business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), lacks any permits, licenses or other approvals required of them under applicable Environmental Laws or is violating any terms and conditions of any such permit, license or approval, nor has the Company or any of the Subsidiaries violated any federal, state or local law relating to discrimination in the hiring, promotion or pay of employees nor any applicable wage or hour laws, nor any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder, nor has the Company or any of the Subsidiaries engaged in any unfair labor practice, which in each case would result, singly or in the aggregate, in a Material Adverse Effect. There is (A) no significant unfair labor practice complaint pending against the Company or any of the Subsidiaries or, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of the Subsidiaries or, to the best knowledge of the Company, threatened against any of them, (B) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any of the Subsidiaries or, to the best knowledge of the Company, threatened against the Company or any of the Subsidiaries and (C) to the best knowledge of the Company, no union representation question existing with respect to the employees of the Company or any of the Subsidiaries and no union organizing activities are taking place, except, with respect to any matter specified in clause (A), (B) or (C) above, singly or in the aggregate, such as could not have a Material Adverse Effect.

               (xvi) Except as would not result, singly or in the aggregate, in a Material Adverse Effect, the Company and the Subsidiaries have good and marketable title, free and clear of all Liens (except (A) Liens for taxes not yet due and payable, (B) Permitted Liens and (C) Liens in connection with the Accounts Receivable Program), to all property and assets reflected in the Company's audited consolidated financial statements for the fiscal year ended January 30, 1995.

               (xvii) All tax returns required to be filed by the Company or any of the Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest.

               (xviii)No authorization, approval, consent or order of, or filing with, any court or governmental body or agency is required for the consummation by the Company and the Guarantor, as applicable, of the transactions contemplated by this Agreement and the other Operative Documents, except such as have been obtained or made (or, in the case of the Registration Rights Agreement, will be obtained or made) under the Act, the Trust Indenture Act
                                        8

        of 1939, as amended (the "TIA"), state securities or Blue Sky laws or regulations or such as may be required by the NASD. Neither the Company, the Subsidiaries nor any of their affiliates is presently doing business with the government of Cuba or with any person located in Cuba.

               (xix) (A) Each of the Company and the Subsidiaries has all material certificates, consents, exemptions, orders, permits, licenses, authorizations, or other approvals (each, an "AUTHORIZATION") of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary or required to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Offering Circular, (B) all such Authorizations are valid and in full force and effect and (C) each of the Company and the Subsidiaries is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto.

               (xx) Neither the Company nor any of the Subsidiaries is (A) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (B) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

               (xxi) No holder of any security of the Company has or will have any right to require the registration of such security by virtue of any transaction contemplated by this Agreement or the other Operative Documents, which right will not have been waived prior to the Closing Date.

               (xxii) The Company and the Subsidiaries own, possess or currently have the right to use the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "INTELLECTUAL PROPERTY") presently employed by them in connection with the businesses now operated by them, and neither the Company nor any of the Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to the foregoing. The use of such Intellectual Property in connection with the business and operations of the Company and the Subsidiaries does not, to the Company's knowledge, infringe on the rights of any person.

               (xxiii) Each certificate signed by any officer of the Company or the Guarantor and delivered to you or your counsel shall be deemed to be a representation and warranty by the Company and the Guarantor to you as to the matters covered thereby.

               (xxiv) The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (xxv) The Company has not (A) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute,

                                        9

        the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities or (B) since the date of the Offering Circular, except as disclosed therein,
        (1) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, any of the Securities or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company or any of the Subsidiaries.

               (xxvi) The Company and each Subsidiary maintains insurance covering their properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their businesses. Neither the Company nor any Subsidiary has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

               (xxvii) No registration under the Act of any of the Series C Senior Subordinated Notes is required for the sale of the Series C Senior Subordinated Notes to you as contemplated hereby or for the Exempt Resales assuming (i) that the Eligible Purchasers who buy the Series C Senior Subordinated Notes in the Exempt Resales are QIBs or Accredited Institutions, (ii) the accuracy of your representations and those of the Company and the Guarantor regarding the absence of general solicitation in connection with the sale of Series C Senior Subordinated Notes to you and the Exempt Resales contained herein and (iii) the accuracy of the representations made by each Accredited Institution who purchases Series C Senior Subordinated Notes pursuant to an Exempt Resale as set forth in the letters of representation executed by such Accredited Institutions in the form included in the Offering Circular. No form of general solicitation or general advertising was used by the Company or any of its representatives in connection with the offer and sale of any of the Series C Senior Subordinated Notes or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as any of the Series C Senior Subordinated Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

               (xxviii) The execution and delivery of this Agreement, the other Operative Documents and the sale of the Series C Senior Subordinated Notes to be purchased by the Eligible Purchasers will not involve any non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986. The representation made by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Circular under the Section entitled "Notice to Investors."

               (xxix) The Offering Circular, as of its date, and each amendment or supplement thereto, as of its date, contains all the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

               (xxx) Since the date of the Offering Circular, except as disclosed therein, (A) neither the Company nor any of the Subsidiaries has incurred any liabilities or obligations outside the ordinary course of business, direct or contingent, that are material to the Company and the
                                       10

        Subsidiaries, taken as a whole, (B) neither the Company nor any of the Subsidiaries has entered into any material transactions outside of the ordinary course of business and (C) there has not been any material adverse change in the business, condition (financial or other), results of operations, properties or prospects of the Company and the Subsidiaries, taken as a whole (a "MATERIAL ADVERSE CHANGE").

               (xxxi) Neither the Company, the Guarantor nor any agent thereof acting on behalf of either of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation G (12 C.F.R Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System, in each case as in effect now or as the same may hereafter be in effect on the Closing Date.

               The Company and the Guarantor acknowledge that, for purposes of the opinions to be delivered to you pursuant to Section 7 hereof, counsel to the Company and your counsel will rely upon the accuracy and truth of the foregoing representations and you hereby consent to such reliance.

        (b) You represent and warrant to the Company and the Guarantor and agree that:

               (i) You are either a QIB or an Accredited Institution, in either case with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series C Senior Subordinated Notes.

               (ii) You (A) are not acquiring the Series C Senior Subordinated Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series C Senior Subordinated Notes only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and to a limited number of Accredited Institutions that execute and deliver a letter containing certain representations and agreements in the form attached to the Offering Circular.

               (iii) No form of general solicitation or general advertising has been or will be used by you or any of your representatives in connection with the offer and sale of any of the Series C Senior Subordinated Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

               (iv) You agree that, in connection with the Exempt Resales, you will solicit offers to buy the Series C Senior Subordinated Notes only from, and will offer to sell the Series C Senior Subordinated Notes only to, Eligible Purchasers. You further agree that you will offer to sell the Series C Senior Subordinated Notes only to, and will solicit offers to buy the Series C Senior Subordinated Notes only from, persons who in purchasing such Series C Senior Subordinated Notes will be deemed to have represented and agreed (A) if such Eligible Purchasers are QIBs, that they are purchasing the Series C Senior Subordinated Notes for their own accounts or accounts with respect to which they exercise sole investment discretion and that they or such accounts are QIBs, (B) that such Series C Senior Subordinated Notes will not have been registered under the Act and may be resold, pledged or otherwise transferred only
        (1) inside the
                                       11

        United States to a person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, in a transaction meeting the requirements of Rule 144, or in accordance with another exemption from the registration requirements of the Act, (2) to the Company, (3) pursuant to an effective registration statement, (4) outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 under the Act and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and (C) that the holder will, and each subsequent holder is required to, notify any purchaser from it of the security evidenced thereby of the resale restrictions set forth in (B) above.

               (v) You are not a pension or welfare plan (as defined in Section 3 of ERISA) and you are not acquiring the Series C Senior Subordinated Notes on behalf of a pension or welfare plan.

               (vi) You also understand that, for purposes of the opinions to be delivered to you pursuant to Section 7 hereof, counsel to the Company and your counsel will rely upon the accuracy and truth of the foregoing representations and you hereby consent to such reliance.

        6. INDEMNIFICATION.

               (a) The Company and the Guarantor, jointly and severally, agree to indemnify and hold harmless (i) you and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) you (any of the persons referred to in this clause
        (ii) being hereinafter referred to as a "controlling person"), and (iii) your respective officers, directors, partners, employees, representatives and agents or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "INDEMNIFIED PERSON") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Offering Circular (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to you (as set forth in Section 11 hereof) furnished in writing to the Company by you expressly for use therein. The Company shall notify you promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation of which the Company is aware in connection with the matters addressed by this Agreement which involves the Company or an Indemnified Person.

               (b) In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Persons with respect to which indemnity may be sought against the Company or the Guarantor, you (or any person controlling you) shall promptly notify the Company and the Guarantor in writing (PROVIDED, that the failure to give such notice shall not relieve the Company or the Guarantor of its obligations pursuant to this Agreement, except to the extent that the Company or the

        Guarantor, as the case may be, is prejudiced thereby). Such Indemnified Person shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Company and the Guarantor (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder). The Company and the Guarantor shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Persons, which firm shall be designated by you. The Company and the Guarantor shall be liable for any settlement of any such action or proceeding effected with the Company's prior written consent, which consent will not be unreasonably withheld, and the Company and the Guarantor agree to indemnify and hold harmless any Indemnified Person from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. Neither the Company nor the Guarantor shall, without your prior written consent, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all liability arising out of such action, claim, litigation or proceeding.

               (c) You agree to indemnify and hold harmless the Company and the Guarantor, and their respective directors, officers and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or the Guarantor, and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company and the Guarantor to each of the Indemnified Persons, but only with respect to claims and actions based on information relating to you (as set forth in Section 11 hereof) furnished in writing by you expressly for use in the Offering Circular.

               (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party (other than by reason of the exceptions provided in this Section 6) in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses
        (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand from the offering of the Series C Senior Subordinated Notes or (ii) if the allocation provided by clause
        (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying parties and the indemnified party, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor, on the one hand, and you, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the sale of the Series C Senior Subordinated Notes (net of discounts and commissions but before deducting expenses) received by the Company and the total discounts and commissions received by you, bear to the total price of the Series C Senior Subordinated Notes paid in the Exempt Resales, in each case as set forth in the table on the cover page of the Offering Circular. The relative fault of the Company and the Guarantor on the one hand and you on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company or the Guarantor on the one hand or you on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity and contribution obligations of the Company and the Guarantor set forth herein shall be in addition to any liability or obligation the Company or the Guarantor may otherwise have to any Indemnified Person.

               The Company, the Guarantor and you agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, you (and your related Indemnified Persons) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total discounts and commissions received by you with respect to the Series C Senior Subordinated Notes exceeds the amount of any damages which you has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        7. CONDITIONS OF YOUR OBLIGATIONS. The several of your obligations under this Agreement are subject to the satisfaction of each of the following conditions:

               (a) All of the representations and warranties of the Company and the Guarantor contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date (except for those representations and warranties made as of a specified date). The Company and the Guarantor shall have performed or complied with all of their obligations and agreements herein contained and required to be performed or complied with by them at or prior to the Closing Date.

               (b) The Offering Circular shall have been distributed to you not later than 10:00 a.m., New York City time, on the date that is two days after the date of this Agreement or at such later date and time as to which you may agree, and no stop order suspending the qualification or exemption from qualification of any of the Series C Senior Subordinated Notes in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

               (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of any of the Series C Senior Subordinated Notes; and no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date that would prevent the issuance of any of the Series C Senior Subordinated Notes.

               (d) Since the date as of which information is given in the Offering Circular, (i) there shall not have been any Material Adverse Change and (ii) except as contemplated by the Offering

        Circular, (A) there shall not have been any material change in the capital stock or long-term debt, or material increase in short-term debt, of the Company or any of the Subsidiaries and (B) neither the Company nor any Subsidiary shall have incurred any liability or obligation, direct or contingent, that, singly or in the aggregate, is material to the Company and the Subsidiaries, taken as a whole, and is required to be disclosed on a balance sheet in accordance with generally accepted accounting principals and is not disclosed on the latest balance sheet included in the Offering Circular.

               (e) You shall have received certificates, dated the Closing Date, signed by (i) the President or any Vice President and (ii) a principal financial or accounting officer of each of the Company and the Guarantor confirming, as of the Closing Date, the matters set forth in paragraphs
        (a), (b), (c) and (d) of this Section 7 and certifying as to the solvency of the Company and the Guarantor and as to the attached charter, bylaws and board resolutions and the incumbency of the relevant officers.

               (f) On the Closing Date, you shall have received opinions (satisfactory to you and your counsel), dated the Closing Date, of Kirkland & Ellis, counsel for the Company, to the effect that:

                      (i) the Company and each of the Subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of organization and has the requisite corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties;

                      (ii) when the Series C Senior Subordinated Notes are
               issued and delivered pursuant to this Agreement, none of the Series C Senior Subordinated Notes will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system;

                      (iii) no registration under the Act of any of the Series C
               Senior Subordinated Notes is required for the sale of the Series C Senior Subordinated Notes to you as contemplated hereby or for the Exempt Resales assuming (i) that the Eligible Purchasers who buy the Series C Senior Subordinated Notes in the Exempt Resales are QIBs or Accredited Institutions, (ii) the accuracy of your representations and those of the Company regarding the absence of general solicitation in connection with the sale of the Series C Senior Subordinated Notes to you and the Exempt Resales contained herein and (iii) the accuracy of the representations made by each Accredited Institution who purchases Series C Senior Subordinated Notes pursuant to an Exempt Resale as set forth in the letters of representation executed by such Accredited Institutions in the form included in the Offering Circular;

                      (iv) the Company has all requisite corporate power and
               authority to execute, deliver and perform its obligations under this Agreement; this Agreement has been duly authorized, executed and delivered by each of the Company and the Guarantor;

                      (v) the Company has all requisite corporate power and
               authority to execute, deliver and perform its obligations under the Indenture; the Indenture has been duly authorized, executed and delivered by the Company and is a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights and remedies generally and
               (B) general equitable principles, whether asserted in an action at law or in equity, and that such enforceability may be subject to the discretion of the court before which any proceedings therefor may be brought;

                      (vi) the Company has all requisite corporate power and
               authority to execute, deliver and perform its obligations under the Registration Rights Agreement; the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and is a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (B) general equitable principles, whether asserted in an action at law or in equity, and that such enforceability may be subject to the discretion of the court before which any proceedings therefor may be brought;

                      (vii) the Company has all requisite corporate power and
               authority to authorize, issue and sell the Series C Senior Subordinated Notes to be sold by it hereunder; each of the Series C Senior Subordinated Notes have been duly authorized, executed and delivered by the Company and (assuming the due authentication thereof by the Trustee and payment therefor in accordance with the terms of this Agreement) are the legally valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (B) general equitable principles, whether asserted in an action at law or in equity, and that such enforceability may be subject to the discretion of the court before which any proceedings therefor may be brought;

                      (viii) the Company has all requisite corporate power and
               authority to authorize and issue the Series D Securities; the Series D Senior Subordinated Notes have been duly authorized by the Company and, when issued, authenticated and delivered in accordance with the Indenture and the Registration Rights Agreement, will constitute legally valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the applicable Indenture, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (B) general equitable principles, whether asserted in an action at law or in equity, and that such enforceability may be subject to the discretion of the court before which any proceedings therefor may be brought;

                      (ix) each of the Series C Senior Subordinated Notes, the
               Registration Rights Agreement, the Indenture and this Agreement are contained in the Offering Circular;

                      (x) all of the issued and outstanding shares of capital
               stock of, or other ownership interests in, each Subsidiary have been duly and validly authorized and issued and are owned, directly or through other Subsidiaries, by the Company free and clear of any Lien, except for such Liens as will be released on or about the Closing Date in connection with the Refinancing and Permitted Liens, and are fully paid and nonassessable;

                      (xi) there are no outstanding subscriptions, rights,
               warrants, options, calls, convertible securities or commitments of sale related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any Subsidiary, other than in connection with the Accounts Receivable Program;

                      (xii) neither the Company nor any of the Subsidiaries is
               (A) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (B) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended;

                      (xiii) prior to the consummation of the Exchange Offer or
               the effectiveness of the Shelf Registration Statement, the Indenture is not required to be qualified under the TIA;

                      (xiv) neither the Company nor any of the Subsidiaries is
               (A) in violation of its respective charter or bylaws or (B) in default in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them is bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject, which default would have a Material Adverse Effect;

                      (xv) to the knowledge of such counsel, no authorization,
               approval, consent or order of, or filing with, any court or governmental body or agency is required for the consummation by the Company of the transactions contemplated by this Agreement and the other Operative Documents, except such as have been obtained or made (or, in the case of the Registration Rights Agreement, will be obtained or made) under the Act, the TIA, state securities or Blue Sky laws or regulations or such as may be required by the NASD; the execution, delivery and performance of this Agreement and the other Operative Documents, compliance by the Company with all of the provisions hereof and thereof, and the consummation of the transactions contemplated hereby and thereby will not (A) conflict with or result in a breach or violation of the charter or bylaws of the Company or any of the Subsidiaries, (B) to the knowledge of such counsel, conflict with or result in a breach or violation of the terms or provisions of, or constitute a default or cause an acceleration of any obligation under or result in the imposition or creation of (or the obligation to create or impose) a Lien with respect to, any material bond, note, debenture or other evidence of indebtedness or any material indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them is bound, or to which any properties of the Company or any of the Subsidiaries is or may be subject, (C) to the knowledge of such counsel, contravene any order of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties, or (D) violate or conflict with any statute, rule or regulation or administrative or court decree applicable to the Company or any of the Subsidiaries, or any of their respective properties, in the case of clauses (B), (C) and (D), which conflict, breach, violation, default or contravention, singly or in the aggregate with each other such conflict, breach, violation, default or contravention, would have a Material Adverse Effect or would materially and adversely affect the consummation of this Agreement, the Indenture or the Registration Rights Agreement or the transactions contemplated hereby or thereby;

                      (xvi) to the knowledge of such counsel, neither the
               Company nor any of the Subsidiaries has violated any Environmental Laws, lacks any permits, licenses or other approvals required of them under applicable Environmental Laws or is violating any terms and conditions of any such permit, license or approval, nor has the Company or any of the Subsidiaries violated any federal, state or local law relating to discrimination in the hiring, promotion or pay of employees nor any applicable wage or hour laws, nor any provisions of ERISA or the rules and regulations promulgated thereunder, nor has the Company or any of the Subsidiaries engaged in any unfair labor practice, which in each case would result, singly or in the aggregate, in a Material Adverse Effect;

                      (xvii) to the knowledge of such counsel, there is no
               action, suit, proceeding or investigation before or by any court or governmental agency or body, domestic or foreign, pending against or affecting the Company or any of the Subsidiaries, which would, singly or in the aggregate, have a Material Adverse Effect or materially and adversely affect the consummation of this Agreement, the Indenture or the Registration Rights Agreement or the transactions contemplated hereby or thereby;

                     (xviii) to the knowledge of such counsel, (A) no action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of any of the Securities, or suspends the sale of any of the Securities in any jurisdiction referred to in Section 4(e) hereof, (B) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to the Company or any of the Subsidiaries which would prevent or suspend the issuance or sale of any of the Securities in any jurisdiction referred to in Section 4(e) hereof, (C) no action, suit or proceeding is pending or threatened against or affecting the Company or any of the Subsidiaries before any court or arbitrator or any governmental body, agency or official, domestic or foreign, which, if adversely determined, would materially interfere with or adversely affect the issuance of any of the Securities or in any manner draw into question the validity of any of the Operative Documents and (D) every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects;

                      (xix) the Offering Circular, as of its date, and each
               amendment of supplement thereto, as of its date (except for the financial statements, including the notes thereto, and supporting schedules and other financial, statistical and accounting data included therein or omitted therefrom, as to which no opinion need be expressed), contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act;

                      (xx) to the knowledge of such counsel, other than the
               holders of the Securities, no holder of any security of the Company has or will have any right to require the registration of such security by virtue of any transaction contemplated by this Agreement or the other Operative Documents, which right has not been waived; and

                      (xxi) the execution, delivery and performance of this
               Agreement and the other Operative Documents and the consummation of the transactions contemplated thereby by the Company does not violate the Apparel Retailers Indenture.

In giving their opinion required by this Section 7(f), Kirkland & Ellis shall additionally state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, your representatives and your counsel in connection with the preparation of and the Offering Circular and has considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements (except as indicated above), such counsel advises you that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Company and, to the extent indicated above, without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the Offering Circular (as amended or supplemented, if applicable), as of its date or at the Closing Date, contained or contains an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may further state that they assume no responsibility for, and have not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial, statistical and accounting data included in the Offering Circular.

               The opinions described in this paragraph (f) shall be rendered to you at the request of the Company and shall so state therein.

               (g) You shall have received an opinion, dated the Closing Date, of Latham & Watkins, your counsel, in form and substance reasonably satisfactory to you, covering such matters as are customarily covered in such opinions.

               (h) You shall have received customary comfort letters on and as of the date hereof as well as on and as of the Closing Date (in the latter case constituting an affirmation of the statements set forth in the former), in form and substance satisfactory to you, from Price Waterhouse, independent accountants, with respect to the financial statements and certain financial information contained in the Offering Circular.

               (i) Latham & Watkins shall have been furnished with such documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 7 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

               (j) Prior to the Closing Date, the Company and the Guarantor shall have furnished to you such further information, certificates and documents as you may reasonably request.

               (k) The Company and the Trustees shall have entered into the Indenture and you shall have received counterparts, conformed as executed, thereof.

               (l) The Company shall have entered into the Registration Rights Agreement and you shall have received counterparts, conformed as executed, thereof.

               (m) Each holder of a security of the Company who has or will have any right to require the registration of such security by virtue of any transaction contemplated by this Agreement or the other Operative Documents shall have waived all such rights.

               (n) The Company shall have obtained any required written consents under existing agreements in order to effect the transactions contemplated hereby including, without limitation, the Bank Waiver, copies of such consents shall have been sent to you and shall be satisfactory in form and substance to you and your counsel.

        8. EFFECTIVE DATE OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the execution hereof.

        This Agreement may be terminated at any time on or prior to the Closing Date by you by notice to the Company if any of the following has occurred: (i) subsequent to the date information is provided in the Offering Circular, any Material Adverse Change which, in your judgment, materially impairs the investment quality of any of the Series C Senior Subordinated Notes, (ii) any outbreak or escalation of hostilities or, other national or international calamity or crisis or material adverse change in the financial markets of the United States or elsewhere, or any other substantial national or international calamity or emergency if the effect of such outbreak, escalation, calamity, crisis or emergency would, in your judgment, make it impracticable or inadvisable to market any of the Series C Senior Subordinated Notes or to enforce contracts for the sale of any of the Series C Senior Subordinated Notes,
(iii) any suspension or limitation of trading generally in securities on the New York Stock Exchange or in the over-the-counter markets or any setting of minimum prices for trading on such exchange or markets, (iv) any declaration of a general banking moratorium by either federal or New York authorities, (v) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs that in your judgment has a material adverse effect on the financial markets in the United States, and would, in your judgment, make it impracticable or inadvisable to market any of the Series C Senior Subordinated Notes or to enforce contracts for the sale of any of the Series C Senior Subordinated Notes, (vi) the enactment, publication, decree, or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which, in your judgment, materially and adversely affects or will materially and adversely affect the business or operations of the Company and the Subsidiaries, taken as a whole, or (vii) any securities of the Company or any of the Subsidiaries shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

        The indemnities and contribution provisions and the other agreements, representations and warranties of the Company and the Guarantor, their officers and directors and of you set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series C Senior Subordinated Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on your behalf or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Series C Senior Subordinated Notes and payment for them hereunder and (iii) termination of this Agreement.
                                       20

        If this Agreement shall be terminated by you pursuant to clauses (i) or
(vii) of the second paragraph of this Section 8 or because of the failure or refusal on the part of the Company or the Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse you for all out-of-pocket expenses (including the reasonable fees and disbursements of counsel) incurred by you. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 4(f) hereof.

        Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantor, you, any Indemnified Person referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms "successors and assigns" shall not include a purchaser of any of the Series C Senior Subordinated Notes from any of you merely because of such purchase.

        9. NOTICES. Notices given pursuant to any provision of this Agreement shall be addressed as follows:

        If to the Company:

               Specialty Retailers, Inc.
               10201 Main Street
               Houston, Texas 77025
               Telecopier No.: (713) 660-3342
               Attention:  Carl Tooker

        With a copy to:

               Kirkland & Ellis
               Citicorp Center
               153 East 53rd
               New York, New York 10022
               Telecopier No.: (212) 838-4223
               Attention:  Lance C. Balk

        If to Donaldson, Lufkin & Jenrette Securities Corporation:

               140 Broadway
               New York, New York  10005
               Telecopier No.: (212) 504-4991
               Attention:  Andrew J. Nathanson

        With a copy to:

               Latham & Watkins
               885 Third Avenue
               New York, New York 10022
               Telecopier No.: (212) 751-4864
               Attention:  Kirk A. Davenport

                                       21

        10. INFORMATION RELATING TO YOU. The statements set forth in the last paragraph on the cover page of, and in the second paragraph, the second sentence of the third paragraph and the first sentence of the fifth paragraph under the caption "Plan of Distribution" in, the Offering Circular constitute the only information furnished to the Company in writing by you expressly for use therein.

        11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

                                       22

        This Agreement may be signed in various counterparts which together shall constitute one and the same instrument. Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantor and you.

                                              Very truly yours,

                                              SPECIALTY RETAILERS, INC.

                                                     JAMES A. MARCUN
                                              Name:  James A. Marcun
                                              Title: EVP/CFO

                                              PALAIS ROYAL, INC.

                                                     JAMES A. MARCUN
                                              Name:  James A. Marcun
                                              Title: EVP/CFO

The foregoing Purchase Agreement
is hereby confirmed and accepted
as of the date first above written.

DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION

By: KIRK WORTMAN
Name: Kirk Wortman
Title: Vice President

                                                                 EXECUTIION COPY
                     FIRST AMENDMENT TO PURCHASE AGREEMENT

        The undersigned hereby amend that certain Purchase Agreement, dated July 20, 1995 (the "Agreement"), by and among the undersigned, with respect to the aggregate principal amount of Series C Senior Subordinated Notes ("Notes") to be issued thereunder, such that the aggregate principal amount of Notes being purchased and sold thereunder is $18,250,000. In all other respects, the undersigned parties hereby reaffirm their respective obligations thereunder. Except as amended by this letter, the Agreement remains in full force and effect.

        This amendment is hereby entered into as of this 25th day of July, 1995, and shall be effective immediately upon execution. This amendment may be executed in counterparts.

Very truly yours,

SPECIALTY RETAILERS, INC.

By: JAMES A. MARCUN
Name: James A. Marcun
Title: EVP/CFO

PALAIS ROYAL, INC.

By: JAMES A. MARCUN
Name: James A. Marcun
Title: EVP/CFO

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION

By: KIRK WORTMAN
Name: Kirk Wortman
Title: Vice President